UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 21, 2024

Valley National Bancorp
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza,	New York,	New York	10119
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Valley National Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 21, 2024 (the “Meeting”). On the record date of March 25, 2024, there were 508,893,059 shares of the Company’s common stock outstanding. A total of 458,491,701 shares were present or represented by proxy at the Meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 14 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For,” “Against,” “Abstain” and “Broker Non-Votes,” as well as the percentage of votes cast “For” each director nominee.

Name	For	% For	Against	Abstain	Broker Non-Votes
Andrew B. Abramson	390,638,597	97.86	8,518,230	865,075	58,469,799
Peter J. Baum	392,739,451	98.42	6,291,245	991,206	58,469,799
Eric P. Edelstein	392,249,627	98.29	6,790,344	981,931	58,469,799
Dafna Landau	392,057,518	98.24	6,991,065	973,319	58,469,799
Marc J. Lenner	386,016,542	96.74	12,977,487	1,027,873	58,469,799
Peter V. Maio	395,867,224	99.21	3,117,052	1,037,626	58,469,799
Avner Mendelson	393,190,892	98.52	5,892,173	938,837	58,469,799
Kathleen C. Perrott	396,119,239	99.23	3,048,901	853,762	58,469,799
Ira Robbins	388,458,209	97.29	10,808,926	754,767	58,469,799
Suresh L. Sani	390,885,235	97.94	8,185,485	951,182	58,469,799
Lisa J. Schultz	393,215,278	98.49	6,002,576	804,048	58,469,799
Jennifer W. Steans	395,178,982	98.99	4,021,045	821,875	58,469,799
Jeffrey S. Wilks	378,102,152	94.74	20,981,552	938,198	58,469,799
Dr. Sidney S. Williams, Jr.	394,492,799	98.84	4,618,098	911,005	58,469,799

Proposal #2 – Approved, on an advisory basis, the compensation of the Company’s named executive officers. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	389,483,087	97.66
Against	9,323,527	2.33
Abstained	1,215,288
Broker Non-Votes	58,469,799

Proposal #3 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	455,049,121	99.46
Against	2,451,277	0.53
Abstained	991,303
Broker Non-Votes	0

Proposal #4 – Voted on a shareholder proposal to provide shareholders with the right to ratify executive termination pay if properly presented at the Annual Meeting. The proposal was not approved. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	143,004,843	35.87
Against	255,601,877	64.12
Abstained	1,415,182
Broker Non-Votes	58,469,799

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2024	VALLEY NATIONAL BANCORP
	By:	/s/ Gary Michael
Gary Michael
Executive Vice President, General Counsel
and Corporate Secretary